SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 15, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                                    Citicorp
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        1-5738                06-1515595
--------------------------------------------------------------------------------
(State or other juris-          (Commission           (I.R.S. Employer
diction of incorporation)       File Number)        Identification Number)



399 Park Avenue, New York, New York                        10043
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:(212) 559-1000
       -----------------------------------------------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Results of Operations
(Unaudited)

     This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2002 and March 31, 2001. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated April 15, 2002. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME         CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                             First Quarter
                                          -------------------
                                             2002      2001

                                          -------------------

INTEREST REVENUE
Loans, including Fees                       $9,131   $9,967
Deposits with Banks                            275      353
Federal Funds Sold and Securities
  Purchased Under Resale Agreements            108      131
Securities, including Dividends                962      951
Trading Account Assets                         534      236
Loans Held For Sale                            292      392
                                          -------------------
                                            11,302   12,030
                                          -------------------

INTEREST EXPENSE
Deposits                                     1,851    3,490
Trading Account Liabilities                     13       14
Purchased Funds and Other Borrowings           697      961
Long-Term Debt                                 983    1,348
                                          -------------------
                                             3,544    5,813
                                          -------------------

NET INTEREST REVENUE                         7,758    6,217
                                          -------------------

POLICYHOLDER BENEFITS AND CLAIMS               140      250
PROVISION FOR CREDIT LOSSES                  2,559    1,464
                                          -------------------
  TOTAL BENEFITS, CLAIMS, AND                2,699    1,714
   CREDIT LOSSES                          -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES        5,059    4,503
                                          -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                         2,832    2,777
Foreign Exchange                               545      488
Trading Account                                438      603
Securities Transactions                         10       97
Other Revenue                                  838      857
                                          -------------------
                                             4,663    4,822
                                          -------------------

OPERATING EXPENSE
Salaries                                     2,306    2,270
Employee Benefits                              484      441
                                          -------------------
  Total Employee                             2,790    2,711
Net Premises and Equipment                     777      788
Restructuring-Related Items {a}                 46       62
Other Expense                                2,328    2,361
                                          -------------------
                                             5,941    5,922
                                          -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                         3,781    3,403
INCOME TAXES                                 1,296    1,265
MINORITY INTEREST, NET OF INCOME TAXES          19        8
                                          -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGE                           2,466    2,130
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE {b}                                      -     (33)
                                          -------------------
NET INCOME                                  $2,466   $2,097
                                          ===================

{a} Represents new charges of $41 million and $40 million and accelerated depreciation of $5 million and $22 million in 2002 and 2001, respectively.

{b} Relates to the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CITICORP
                                             (Registrant)


                                         By: /s/ William P. Hannon
                                             ---------------------
                                                 William P. Hannon
                                                 Controller


Dated:  April 16, 2002